Registration No. 333-41657

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 5

TO

FORM S-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

OF SECURITIES OF UNIT INVESTMENT TRUSTS

REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of Depositor’s principal executive offices:	1295 State Street Springfield, MA 01111

D.	Name and address of Agent for Service of Process:	Robert Liguori Senior Vice President 1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2003 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on pursuant to paragraph (a)(1) of Rule 485.

☐ this post effective amendment designates a new effective date for a previously filed post  effective amendment. Such effective date shall be         .

E.	Title of Securities being registered:	Survivorship Flexible Premiuym Adjustable Variable Life Insurance Policies.

F.	Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; The Separate Account.

2	Cover Page.

3	Cover Page.

4	Sales and Other Agreements.

5	The Separate Account.

6	Not Applicable.

7	Not Applicable.

8	Financial Statement.

9	Legal Proceedings.

10	Detailed Description of Policy Features; Investment Options; Other Policy Information.

11	Investment Options.

12	Investment Options; Sales and Other Agreements.

13	Introduction; Detailed Description of Policy Features.

14	Detailed description of Policy Features.

15	Premiums; Exhibit 99(11).

16	Introduction; The Separate Account.

17	Detailed description of Policy Features; Exhibit 99(11).

18	The Separate Account.

19	Other Information.

20	Not Applicable.

21	Policy Loan Privilege.

22	Not Applicable.

23	Bonding Arrangement.

24	Detailed Description of Policy Features; Other Information; Investment Options.

25	Other Information.

26	Other Information; The Investment Options.

27	Other Information.

28	Directors and Executive Officers.

29	Other Information.

30	Other Information.

31	Not Applicable.

32	Not Applicable.

33	Not Applicable.

34	Not Applicable.

1

Item No. of Form N-8B-2	Caption

35	Sales and Other Agreements.

36	Not Applicable.

37	Not Applicable.

38	Sales and Other Agreements.

39	Sales and Other Agreements.

40	Sales and Other Agreements.

41	Sales and Other Agreements.

42	Not Applicable.

43	Sales and Other Agreements.

44	The Separate Account.

45	Not Applicable.

46	Account Value and Net Surrender Value; The Separate Account.

47	The Separate Account.

48	Not Applicable.

49	Not Applicable.

50	Not Applicable.

51	Detailed Description of Policy Features; Other Policy Information.

52	Investment Options.

53	Federal Income Tax Considerations.

54	Not Applicable.

55	Not Applicable.

56	Not Applicable.

57	Not Applicable.

58	Not Applicable.

59	Financial Statement.

2

Survivorship Variable Universal Life (“SVUL”),  a Survivorship Flexible Premium Adjustable Variable Life Insurance) Policy*

Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a survivorship life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the two Insureds named in the policy. It pays a death benefit at the death of the last surviving Insured (the “second death”).

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed on the next page are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

The policy:

•	Is not a bank or credit union deposit or obligation.

•	Is not FDIC or NCUA insured.

•	Is not insured by any federal government agency.

•	Is not guaranteed by any bank or credit union.

•	May go down in value.

*Title may vary in some jurisdictions.

We service the policy at our Administrative Office located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2003

Survivorship Variable Universal Life

i

Massachusetts Mutual Variable Life Separate Account I

The following funds are offered through the Massachusetts Mutual Variable Life Separate Account I. You may invest in any of the listed funds as well as the guaranteed principal account.

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund

American Century® VP Value Fund

American Funds Insurance Series®

American Funds® Asset Allocation Fund  (Class 2)

American Funds® Growth-Income Fund  (Class 2)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.

INVESCO VIF—Financial Services Fund

INVESCO VIF—Health Sciences Fund

INVESCO VIF—Technology Fund

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series

MFS® New Discovery Series

MML Series Investment Fund

MML Blend Fund

MML Emerging Growth Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Inflation-Protected Bond Fund

MML Large Cap Value Fund

MML Managed Bond Fund

MML Money Market Fund

MML OTC 100 Fund

MML Small Cap Equity Fund

MML Small Cap Growth Equity Fund

MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Fund/VA1

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds2

Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

Massachusetts Mutual Variable Life Separate Account I

ii

1 Prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA.

2 Prior to May 1, 2003, known as Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”).

Table of Contents

iii

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The policy is a “survivorship” policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not necessarily guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The policy is participating; that is, we may pay annual dividends. However, we currently do not expect that dividends will be paid on the policy.

Introduction

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a SVUL policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose
The fund deducts advisory fees and other fund expenses from the portfolios
Loan Account
Accumulated value set aside to secure a policy loan
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account SVUL Segment
The variable investment divisions invest in the fund's portfolios
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
The Loan Interest Rate Expense Charge reduces the interest credited on the Loan Account
We make monthly deductions
We deduct:
- insurance charge
- administrative charge
- face amount charge
- rider charges
Account Value
If you make a partial withdrawal
We deduct a $25 Withdrawal Fee
Death Benefit
We pay your selected Death Benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and Separate Account charges follows.

	CURRENT RATE	MAXIMUM RATE
Premium Expense Charge	Coverage Years 1-10: 13% of premium up to Expense Premium; 3% of premium over Expense Premium	All Coverage Years: 13% of premium up to Expense Premium; 3% of premium over Expense Premium
Coverage Years 11+: 3% of all premium

Administrative Charge	Policy Years 1-10: $12 per month per policy	All Policy Years: $12 per month per policy
Policy Years 11+: $6 per month per policy

Face Amount Charge	Coverage Years 1-10: $0.13 per month per $1,000 of Face Amount	Coverage Years 1-10: $0.13 per month per $1,000 of Face Amount
	Coverage Years 11+: $0.0	Coverage Years 11+: $0.0

Insurance Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the genders, Issue Ages, and risk classifications of the Insureds, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	All Policy Years: 0.25% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Rate Expense Charge	Policy Years 1-10: 0.50% of loaned amount	All Policy Years: 2.0% of loaned amount
Policy Years 11+: 0.25% of loaned amount

Withdrawal Fee	$25	$25

Surrender Charges (Applies upon policy surrender, a partial surrender charge may also apply upon a decrease in Face Amount)	First Coverage Year: 100% of the Target Premium not to exceed $50 per thousand of Face Amount. Coverage Years 2-10: the prior year Surrender Charge reduced by 10% of the first year Surrender Charge.	First Coverage Year: 100% of the Target Premium not to exceed $50 per thousand of Face Amount. Coverage Years 2-10: the prior year Surrender Charge reduced by 10% of the first year Surrender Charge.

The Expense Premium referenced above is used to determine the Premium Expense Charge. The Expense Premium is shown in the policy; it can be quoted upon request before the policy is issued. Examples of current Expense Premiums per $1,000 of Face Amount, for a Male and Female, both Preferred Non-Tobacco risk class, are: Both Age 25 – $5.23; Both Age 55 – $19.09; Both Age 85 – $120.05. The Expense Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

The Target Premium referenced above is used to determine commission payments and Surrender Charges. Although the Target Premium is not shown in the policy, the Surrender Charges are listed in the policy; they can be quoted upon request before the policy is issued. Examples of current Target Premiums per $1,000 of Face Amount, for a Male and Female, both Preferred Non-Tobacco risk class, are: Both Age 25 – $3.68; Both Age 55 – $12.64; Both Age 85 –  $88.27. The Target Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

Introduction

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	1.76%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%
American Century® VP Value Fund[1]	0.95%	0.00%	—	0.95%
American Funds® Asset Allocation Fund (Class 2)	0.45%	0.00%	0.25%	0.70%
American Funds® Growth-Income Fund (Class 2)	0.35%	0.00%	0.25%	0.60%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.58%	0.10%	—	0.68%[2]
Franklin Small Cap Value Securities Fund (Class 2)	0.59%	0.20%	0.25%[3]	1.04%[4]
Goldman Sachs VIT Capital Growth Fund	0.75%	0.85%	—	1.60%[5]
INVESCO VIF–Financial Services Fund	0.75%	0.34%	—	1.09%
INVESCO VIF–Health Sciences Fund	0.75%	0.32%	—	1.07%
INVESCO VIF–Technology Fund	0.75%	0.36%	—	1.11%
Janus Aspen Balanced Portfolio (Service)	0.65%	0.02%	0.25%	0.92%
MFS® Investors Trust Series	0.75%	0.13%	—	0.88%
MFS® New Discovery Series	0.90%	0.15%	—	1.05%[6]
MML Blend Fund	0.39%	0.03%	—	0.42%[7]
MML Emerging Growth Fund	1.05%	0.71%	—	1.76%[7]
MML Enhanced Index Core Equity Fund	0.55%	0.40%	—	0.95%[7]
MML Equity Fund	0.38%	0.04%	—	0.42%[7]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%[8]
MML Growth Equity Fund	0.80%	0.28%	—	1.08%[7]
MML Inflation-Protected Bond Fund	0.60%	0.11%	—	0.71%[7]
MML Large Cap Value Fund	0.80%	0.12%	—	0.92%[7]
MML Managed Bond Fund	0.46%	0.01%	—	0.47%[7]
MML Money Market Fund	0.48%	0.04%	—	0.52%[7]
MML OTC 100 Fund	0.45%	0.63%	—	1.08%[7]
MML Small Cap Equity Fund	0.65%	0.12%	—	0.77%[7]
MML Small Cap Growth Equity Fund	1.07%	0.17%	—	1.24%[7]
MML Small Company Opportunities Fund	1.05%	0.24%	—	1.29%[7]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.01%	—	0.68%

Introduction

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Bond Fund/VA	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.01%	—	0.66%
Oppenheimer Global Securities Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer High Income Fund/VA	0.74%	0.03%	—	0.77%
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—	1.12%
Oppenheimer Main Street® Fund/VA9	0.68%	0.01%	—	0.69%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—	0.79%[10]
Scudder VIT Small Cap Index Fund	0.35%	0.26%	—	0.61%[11]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%
Templeton Foreign Securities Fund (Class 2)	0.70%	0.20%	0.25%[3]	1.15%[4]

1	This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.
2	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. If these reductions were reflected Total Net Operating Expenses would be as follows: Fidelity® VIP Contrafund® Portfolio (Initial Class) 0.64%. These offsets may be discontinued at any time.
3	The fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the fund’s prospectus.
4	The Manager had agreed in advance to reduce its fee to reflect reduced services resulting from the fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 1.01% for the Franklin Small Cap Value Securities Fund and 1.13% for the Templeton Foreign Securities Fund.
5	Goldman Sachs Asset Management, the Investment Adviser to the fund, have voluntarily agreed to reduce or limit certain “Other Expenses” of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed certain percentages noted below, as calculated per annum, of such funds’ average daily net assets, respectively. The expenses shown in the table do not include these expense reductions and limitations. If included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund would be 0.29% and 1.04%, respectively of the fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2002. The expense reductions or limitations may be discontinued or modified by the Investment Advisers at their discretion at any time.
6	The MFS® New Discovery Series have an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS® New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS® New Discovery Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Net Operating Expenses would be equal to 1.04% for the MFS® New Discovery Series.
7	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.91%, 0.56%, 0.76%, 1.18%, and 1.16%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund in 2002. For the MML Inflation-Protected Bond Fund, expenses are based on estimated amounts for the first full fiscal year of the fund. Other expenses for this fund are not expected to exceed 0.11%, so no reimbursement is expected in 2003.
8	MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that Total Operating Expenses, as a percentage of average daily net assets, exceed 0.26%. With this reimbursement, Other Expenses is 0.16%, and the Total Net Operating Expenses would be 0.26%.
9	Prior to May 1, 2003 this fund was called Oppenheimer Main Street® Growth and Income Fund/VA.
10	OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.
11	The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit Total Fund Operating Expenses to 0.45% of the average daily net assets of the fund until April 30, 2005.

(See the fund prospectuses for more information.)

Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

This policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies. To purchase a policy, you had to send a completed application to our Administrative Office. The minimum Initial Face Amount of a policy was $100,000. The policy could be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a policy, we required evidence of insurability. We determined the Insured’s risk classification. Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium.

Unisex Policy. Policies generally were issued with values that vary based on the gender of the Insureds. Policies issued in Montana are “unisex”; that is, the policy values do not vary by the genders of the Insureds. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy; minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If both Insureds die while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a minimum death benefit determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under one test, the Cash Value Accumulation Test, the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds.

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the Attained Age of the younger Insured. The multiple factors are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Accumulation Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is best for you.

Detailed Description of Policy Features

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:

(a)	Option 1 (a level amount option),

(b)	Option 2 (a variable amount option), or

(c)	Option 3 (an amount that varies by the amount of premium accepted by us).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2 and 3 is as follows.

Option 1 — The benefit is the greater of:

(a)	the Face Amount on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 2 — The benefit is the greater of:

(a)	the Face Amount plus the account value on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 3 — The benefit is the greater of:

(a)	the Face Amount plus the premiums paid (less any premiums refunded) under the policy to the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insureds still are insurable. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we approve the change, unless a later date is requested.

You cannot change the Death Benefit Option if:

1.	the Face Amount is reduced to less than the minimum Initial Face Amount as a result of the change; or

2.	the Attained Age of either Insured is 85 or older; or

3.	only one of the Insureds is alive.

When the policy Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting the request for a change of Face Amount to us at our Administrative Office. We reserve the right to limit the number and size of the changes in any Policy Year.

Face amount increases and decreases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase or the request for the decrease respectively.

Increases in Face Amount. You must provide us with a written application and evidence the Insureds still are insurable to increase your Face Amount. An increase may not be less than $50,000. You may not increase the Face Amount of the policy after the younger Insured reaches Attained Age 85 or, if earlier, after the older Insured reaches Attained Age 90.

If you increase the policy Face Amount, the face amount charge and the insurance charges will increase. If the Net Surrender Value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase

Detailed Description of Policy Features

the account value to such an amount. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Face Amount. After the first Policy Year, you may decrease the policy Face Amount at any time (except during the 12-month period following a Face Amount increase). You may not decrease the Face Amount if the decrease would result in a Face Amount of less than the minimum Initial Face Amount.

If you decrease the Face Amount, a partial surrender charge may apply. (See Decrease in Face Amount in the Surrender Charges section of this Part.) We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)	the Face Amount of the most recent increase; then

(b)	the Face Amounts of the next most recent increases successively; and last

(c)	the Initial Face Amount.

If you decrease the Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA (see Overall Limitation on Net Premium Allocations and Transfers).

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of each Insured.

Planned Premiums. When applying for the policy, you select the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

If a planned premium payment is not made, the policy will not terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep the policy in force, it must either have a sufficient “policy value” or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while at least one Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

If applying a subsequent premium in a policy year means your policy will become a modified endowment contract, the following will occur:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract. We will refund any remaining premium that we can not apply and return it to you.

•	If we receive this subsequent premium payment within 21 days prior to your Policy Anniversary Date and we have billed you for a planned premium due on or about the Policy Anniversary Date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.

Detailed Description of Policy Features

•	If we receive this subsequent premium payment within 10 days prior to your Policy Anniversary Date and we’ve billed you for a planned premium due on or about the Policy Anniversary Date, such premium payment will not be in good order, and we’ll hold this premium payment and credit it to your policy on the Anniversary Date or, if not a Valuation Date, the Valuation Date next following your Policy Anniversary Date. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations. The minimum premium payment we will accept is $20.

If you choose the Cash Value Accumulation Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the Target Premium for the policy;

(b)	the amount of premium paid in the preceding Policy Year; or

(c)	the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Accumulation Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge. When we discuss the receipt of a net premium, we mean the receipt of a premium payment in good order, reduced by the Premium Expense Charge.

Net Premiums Received through Issue Date. The Policy Date, Issue Date, and Register Date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value. The Issue Date is the date we actually issue the policy. The Policy Date normally is the same date as the Issue Date. The Register Date is discussed in the next subsection.

We will allocate any net premiums we receive through the Issue Date of your policy to our general investment account. If we receive the net premium on or before the Issue Date, interest will begin to accrue as of the later of the Policy Date or the date we receive the net premium. In most cases, because the Policy Date normally is the same date as the Issue Date, interest will accrue for only one day before being allocated to the divisions and the GPA (see Register Date and Valuation Date).

You may request in your application that we set the Policy Date to be a specific date earlier than the Issue Date. In this case, monthly charges will be deducted as of the requested Policy Date which will cover the period of time during which the policy is not in effect. If you pay a premium with your application and the Policy Date you request is earlier than the date we receive your payment, interest will accrue only from the date we receive the payment.

Net premiums allocated to our general investment account will earn interest at the rate(s) we use for the GPA during that time. (See the discussion of fixed account value in Account Value, Net Surrender Value, Surrender, and Withdrawals.) Of course, no interest or investment experience will be earned if we do not issue the policy, or if we issue the policy and you do not accept it.

Register Date and Valuation Date. We set the Register Date for the policy. The Register Date depends on the type of refund offered under the Right to Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading. If the refund in your state includes interest and

Detailed Description of Policy Features

investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)	the day after the Issue Date of the policy; or

(b)	the day we receive the first premium payment in good order.

If the refund in your state does not include interest or investment experience:

1.	The Register Date is the Valuation Date that is on, or next follows, the later of:

•	the day after the end of the Right to Return period; or

•	the day we receive the first premium in good order;

2.	We will allocate any net premiums received after the Issue Date but before the Register Date to the Money Market division; and

3.	We will allocate any values in the policy held as of the Issue Date to the Money Market division on the first Valuation Date after the Issue Date.

Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation instructions. Also, any values held in the policy before the Register Date will be allocated on the Register Date among the divisions and the GPA according to your net premium allocation instructions on that date.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone or by sending notice to us at our Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA (see Overall Limitation on Net Premium Allocations and Transfers). You can make transfers by telephone or by sending notice to us at our Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all values in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount (less any policy debt) out of the GPA in one transaction. Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Limits on Frequent Transfers. This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations

Detailed Description of Policy Features

and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns among funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a policyowner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, the Internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option that you attempted to transfer from as of the Valuation Date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Overall Limitation on Net Premium Allocations and Transfers.

We may need to limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See the Investor Control section of Federal Income Tax Considerations in Part V for more information.

Dollar Cost Averaging

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.

You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect for the policy.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification. We do not charge you to participate in the Dollar Cost Averaging Program.

Portfolio Rebalancing

Portfolio Rebalancing is a way to maintain specified ratios of account values among selected portfolio rebalancing divisions of the Separate Account. It is an automated-transfer program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions (“balance divisions”) among which you wish to maintain certain relative

Detailed Description of Policy Features

proportions of account value. At a preset frequency, we will make transfers among these selected balance divisions so that your account value in these divisions will again match the ratios you desire.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing election form and send it to us for processing.

You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification. We do not charge you to participate in the Portfolio Rebalancing Program.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not necessarily guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

•	its “policy value” on a Monthly Charge Date cannot cover the monthly charges due; and

•	the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the second death occurs during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Policy Value. We calculate the “policy value” in all Policy Years as the account value less any policy debt.

If the “policy value” cannot cover the monthly charges due but the safety test is met, then the monthly charges due will be reduced to an amount equal to the account value, less any policy debt.

If the “policy value” cannot cover the monthly charges due and the safety test is not met, we will notify you that your policy has entered its grace period and will terminate unless you make additional premium payments.

Safety Test. (Not available in New York) The safety test allows you to keep the policy in force, regardless of the value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period stated in the policy.

The Guarantee Period has an associated monthly Guarantee Premium. The amount of the Guarantee Premium depends on the Issue Age, gender, and risk classification of each Insured, and on the Face Amount and Death Benefit Option.

During the Guarantee Period, the safety test is met if (A) equals or exceeds (B). (A) and (B) are defined as follows:

(A)	premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

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(B)	monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

The policy is in the Guarantee Period. The monthly Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the “policy value” cannot cover the monthly charges, the policy will stay in force.

Generally, the Guarantee Period is the first five Policy Years. Consult your policy for the Guarantee Period available to you.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated; or

•	an Insured has died since the policy terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that each Insured living when the policy terminated still is insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application. The policy will be reinstated on the monthly charge date that is on, or precedes the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in  Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge rate is higher for premium payments up to Expense Premium than for premium payments over Expense Premium. The Expense Premium is based on the Issue Ages, genders, and risk classifications of the Insureds.

If you have increased the policy Face Amount, the Expense Premium used here is the total of the Expense Premiums for the Initial Face Amount and for all increases.

Detailed Description of Policy Features

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Charge Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Face Amount Charge;

(c)	an Insurance Charge; and

(d)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Directed Monthly Deduction Program. You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the Guaranteed Principal Account. This feature is called the Directed Monthly Deduction Program (DMDP).

The Directed Monthly Deduction Program is a way to have monthly policy charges deducted from your account value in one investment option, rather than from all options on a pro rata basis. If you don’t have enough value in your selected DMDP investment option on any Monthly Charge Date to cover the monthly charges then due, the monthly charges for that date will be deducted from all investment options with account value on a pro rata basis.

To elect DMDP, complete our DMDP election form and send it to us for processing. You may specify a termination date for DMDP, if you wish to do so.

We may at any time modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Administrative Charge and Face Amount Charge. The monthly Administrative Charge and Face Amount Charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Insurance Charge. The monthly Insurance Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Insurance Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Insurance rates are based on the genders, Issue Ages, and risk classes of the Insureds, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Select Preferred, Preferred Non-Tobacco, and Preferred Tobacco. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Preferred Non-Tobacco Insureds than for Select Preferred Insureds.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. (For details on these charges, see the fund prospectuses.) These are deducted from the fund.

Surrender Charges

During the first 10 Years of Coverage under the Initial Face Amount, we will take a surrender

Detailed Description of Policy Features

charge against the account value if you fully surrender the policy or decrease the Face Amount. This also applies during the first 10 Years after an increase in Face Amount.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first Year of Coverage is based on the Target Premium. The surrender charge is decreased by 10% of the first year surrender charge in each of the next nine Years of Coverage, and is zero in the eleventh year.

Decrease in Selected Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We charge a partial surrender charge. The partial surrender charge is equal to the surrender charge associated with each decreased or canceled Face Amount segment. If the partial surrender charge for a decreased or canceled Face Amount segment would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Net Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	monthly charges and surrender charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by
•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the general investment account and the Guaranteed Principal Account (GPA); plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; and minus
•	monthly charges and surrender charges deducted from the GPA.

Detailed Description of Policy Features

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or
•	3% if greater.

On each policy anniversary, the interest earned on any outstanding loan is transferred to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	3% if greater.

Net Surrender Value. The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days. The policy terminates as of the effective date of the surrender and cannot be reinstated.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value.

We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insureds or Insured alive is still insurable. There is one exception. If the death benefit provided by the Death Benefit Option immediately before the withdrawal is equal to the minimum death benefit, either the Face Amount reduction will be limited or we will not reduce the Face Amount. We will not reduce the Face Amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the Face Amount reduction will be based on a formula. The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the Death Benefit Option. The formula reduces the Face Amount by the excess of the requested withdrawal amount over that smallest withdrawal amount. (Minimum death benefit, death benefit, and Death Benefit Option were explained earlier in the Death Benefit section.) We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation Date we receive the request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy once the account value exceeds the total of any surrender charges. However, we reserve the right to limit loans during the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and

Detailed Description of Policy Features

the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of Application, you may select either a fixed loan interest rate of 5% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while at least one of the Insureds is living and while the policy is in force. Any loan repayment you make within 30 days of the Policy Anniversary Date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at the second death or upon the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% or the policy loan rate less the Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value or premium payments and because the safety test cannot be met if there is a loan outstanding. (See Grace Period and Termination.)

Detailed Description of Policy Features

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the second death. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the Insureds; (4) high or increasing amount of insurance risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.

Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). An Owner may also transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the Commonwealth of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 40 divisions subject to state availability. Each division invests in shares of a designated investment fund.

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

Investment Options

The Funds

The investment funds available through the policy are offered by thirteen investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A

Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century® VP Value Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A

Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Investment Options

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Fidelity® Variable Insurance Products (“VIP”) Fund

Fidelity® VIP Contrafund® Portfolio (Initial)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc

Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A

Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund’s manager invests in small companies that it believes are undervalued.

Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A

Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S.; including those in emerging markets.

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. (“GSAM”) Sub-Adviser: N/A

Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc.

INVESCO VIF-Financial Services Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF-Health Sciences Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF-Technology Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. The fund normally invests primarily in the equity securities of companies engaged in technology-related industries.

Investment Options

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

MFS® Variable Insurance Trustsm

MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to out perform the total return performance of its benchmark index, the S&P 500 Index®[1], while maintaining risk characteristics similar to those of the benchmark.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®[1].

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

[1]	The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

Investment Options

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Series Investment Fund (Continued)

MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in inflation-indexed securities issued by the U.S. government and other high quality issuers.

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®[1].

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.

Seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®[2].

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/ VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	The fund’s main objective is to seek a high level of current income. As a secondary objective, the fund seeks capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
[2]	NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

Investment Options

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Oppenheimer Variable Account Funds (Continued)

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Oppenheimer Main Street® Fund/VA3	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund mainly invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock of which is outside the United States.

Scudder Investment VIT Funds[4]

Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index[5], which emphasizes stocks of small U.S. companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in large and medium-sized blue chip growth companies.

T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400 Index or the Russell MidCap Growth Index.

[3]	Prior to May 1, 2003, this fund was called the Oppenheimer Main Street® Growth and Income Fund/VA.
[4]	Prior to May 1, 2003 known as Deutsche Asset Management VIT Funds (Deutsche VIT Funds).
[5]	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

Investment Options

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for SVUL on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center at 1-800-272-2216, Monday - Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charges are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of the second death to the date of lump sum payment, or the effective date of a payment option.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the second death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the second death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the net surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period

Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income

Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Other Policy Information

Installments of Specified Amount

Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied

Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.

Joint Lifetime Income with Reduced Payments to Survivor

Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

Alternate Life Income

The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Unless you have named an irrevocable Beneficiary, or an assignment is in effect, you may change the Beneficiary during either Insured’s lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

Unless you have named an irrevocable Beneficiary, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on MassMutual, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy with respect to any material misrepresentation in the application:

•	regarding the insurability of Insured No. 1, once the policy has been in force during the

Other Policy Information

lifetime of Insured No. 1 for two years after the Issue Date; or

•	regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change or reinstatement with respect to an Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured’s age or gender is misstated in the policy application, we will adjust the Face Amount under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender. If the adjustment is made while either insured is living, monthly charges after the adjustment will be based on the correct ages and genders.

Suicide

If either Insured dies by suicide, while sane or insane, within two years after the Issue Date or Reinstatement Date, the policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and policy debt.

If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Policy Split Option Rider. (Not available in New York) This rider allows you to exchange the policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable.

Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. This right will be available for the six-month period beginning on:

•	The date six months after the effective date of a final court decree of divorce. The decree must first become effective at least one year after the Policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

•	The date IRC Section 2056:

—	is nullified;

—	is amended to eliminate or reduce the Insureds’ federal estate tax marital deduction.

•	The date the maximum federal estate tax rate given in IRC Section 2001 is reduced to half the rate in effect on the Policy Issue Date of this policy.

•	The effective date of the dissolution of the corporation or partnership that owns the policy.

The new policies must meet the policy requirements in effect at the time of the exchange.

•	The face amount of each new policy will be one-half the Face Amount of this policy at the time of the split.

•	The Policy Date of each new policy will be the date of exchange.

•	The issue age of each Insured will be the age of each Insured on the birthday nearest the Policy Date of the new policies.

You may attach this rider to the policy only at the time of policy issue and only if the younger Insured is younger than age 80, and the insurance risk class of neither Insured is uninsurable.

There is no charge for this rider.

Other Policy Information

Estate Protection Rider. You may attach this rider to the policy only at the time the policy is issued. It provides an additional death benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Initial Face Amount.

We will deduct a monthly charge from the account value for this rider. It will equal the rider charge rate multiplied by the Face Amount of the rider, divided by $1,000.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). The policy was sold through agents who are licensed by the state insurance department to sell the policy and are also registered representatives of selling brokers.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

MML Distributors receives compensation for its activities as the underwriters of the policy.

Agents who sold these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 6 through 10, 3% of all premium paid; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

Other Policy Information

V. Other Information

MassMutual

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

MassMutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year;

(ii)	all premiums paid since that time;

(iii)	all additions to and deductions from the account value during the year; and

(iv)	the account value, death benefit, net surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (‘‘IRC’’) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (‘‘MEC’’) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation.

Other Information

For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000 your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insureds; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force. You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for ‘‘trade for business’’ or ‘‘investment’’ purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (‘‘AMT’’) may apply to

Other Information

the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (‘‘MEC’’) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the ‘‘7-pay test.’’ A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, even after the first seven contract years, we will retest it to

Other Information

determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a ‘‘material change’’ to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term ‘‘material change’’ includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The policy’s number of shares of the Funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Accounts, segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

Other Information

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $750,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Experts

The financial statements included in this Prospectus for Massachusetts Mutual Variable Life Separate Account I—Survivorship Variable Universal Life Segment and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001, and 2000 included elsewhere in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Administrative Office: Our Administrative Office is located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865.

Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the second death.

Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.

Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Expense Premium: An amount used to determine the Premium Expense Charges. For the Initial Face Amount, the Expense Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. For each increase in Face Amount, the Expense Premium is based on the ages, genders and risk classifications of the Insureds on the effective date of the increase.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.

Insureds: The two persons whose lives this policy insures.

Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The death benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.

Appendix A

1

Net Surrender Value: The amount payable to an Owner upon surrender of the Policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The survivorship flexible premium adjustable variable life insurance policy offered by MassMutual and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Second Death: The death of the surviving Insured.

Separate Account: The policy’s designated segment of the “Massachusetts Mutual Variable Life Separate Account I” we established under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under the 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments and surrender charges. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. It is usually not equal to the Expense Premium.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the Initial Face Amount, each Policy Year is a Year of Coverage. For any increase in the Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.

2

  Appendix A

Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Appendix B

1

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

Appendix B

2

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996–2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991–2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080

WGL Holdings, Inc.

    Chairman and Chief Executive Officer (since 2001)

    Chairman, President, and Chief Executive Officer (2000–2001)

    Chairman and Chief Executive Officer (1998–2000)

    President and Chief Executive Officer (1998)

    President and Chief Operating Officer (1994–1998)

Patricia Diaz Dennis, Director 2600 Camino Ramon, Room 4CS100 San Ramon, CA 94853

SBC Pacific Bell/SBC Nevada Bell

    Senior Vice President, General Counsel & Secretary (since 2002)

SBC Communications Inc.

    Senior Vice President—Regulatory and Public Affairs (1998–2002)

    Senior Vice President and Assistant General Counsel (1995–1998)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998–1999) United Meridian Corporation President and Chief Operating Officer (1996–1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

    Chairman, President and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (2000–2001)

    Executive Vice President (1997–2000)

Wyeth-Ayerst Pharmaceuticals

    President (1997–2000)

1

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997–2000)

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110

FleetBoston Financial

    Chairman and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (1999–2001)

BankBoston, N.A.

    Chairman and Chief Executive Officer (1996–1999)

BankBoston Corporation

    Chairman (1998–1999) and Chief Executive Officer (1995–1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996–1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Chairman (since 2000), Director, President and

    Chief Executive Officer (since 1999)

American International Group, Inc.

    Senior Vice President (1991–1998)

AIG Life Companies

    President and Chief Executive Officer (1991–1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993–2000)

2

Executive Vice Presidents

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick C. Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Howard E. Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999–2001) AIG Life Insurance Co. Senior Vice President & CFO (1973–1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987–1996)

Christine M. Modie 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Information Officer (since 1999)

Travelers Insurance Company

    Senior Vice President and Chief Information Officer (1996–1999)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

    Chairman, President, and Chief Executive Officer (since 2001)

    President & Chief Operating Officer (2000–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111

David L. Babson and Co. Inc.

    Chairman and Chief Executive Officer (since 2001)

    President and Chief Executive Officer (1999–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director—Investment Management (1997–1999)

Matthew E. Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001) Vice President (1996–1998)

3

Independent Auditors’ Report

To the Board of Directors and Policyowners of  Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I – Survivorship Variable Universal Life Segment (“the Account”), as of December 31, 2002, the related statements of operations and the statements of changes in net assets for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations and its changes in net assets for the years ended December 31, 2002, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
ASSETS
Investments
Number of shares (Note 2)	68,048	62,798	269	57,450	70,548	74,536	6,899	21,686	336,104

Identified cost (Note 3B)	$465,119	$1,417,752	$2,668	$815,225	$1,932,401	$1,129,545	$50,450	$265,958	$335,667

Value (Note 3A)	$351,127	$1,136,635	$2,087	$728,071	$1,170,873	$806,477	$50,094	$270,764	$335,734
Dividends receivable	-	-	-	-	-	-	-	-	274

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	72	-	-	-	-

Total assets	351,127	1,136,635	2,087	728,071	1,170,945	806,477	50,094	270,764	336,008

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2	8	4	7	-	4	6	1	2

NET ASSETS	$351,125	$1,136,627	$2,083	$728,064	$1,170,945	$806,473	$50,088	$270,763	$336,006

Net Assets
For variable life insurance policies	$351,125	$1,136,627	$2,083	$728,064	$1,170,945	$806,473	$50,088	$270,763	$336,006

Accumulation Units (Notes 7 and 8)
Policyowners	421,802	1,118,002	3,025	843,385	1,632,890	1,010,748	63,048	206,471	283,901

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$0.83	$1.02	$0.69	$0.86	$0.72	$0.80	$0.80	$1.31	$1.18
December 31, 2001	1.04	1.12	0.91	0.98	0.89	1.03	-	1.21	1.17

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	+MML Small Cap Equity Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street ® Growth & Income Division	Oppenheimer Strategic Bond Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
ASSETS
Investments
Number of shares (Note 2)	23,779	10,305	192	16,834	16,451	1,220	145	10,506	1,059	101,271	4,899

Identified cost (Note 3B)	$211,025	$547,673	$2,104	$683,216	$381,356	$9,220	$2,690	$47,742	$10,564	$1,581,987	$52,957

Value (Note 3A)	$202,149	$301,222	$2,172	$448,111	$291,183	$9,160	$2,220	$48,014	$8,948	$1,456,277	$46,147
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	128	-	127	86	-	-	-	-	-	-

Total assets	202,149	301,350	2,172	448,238	291,269	9,160	2,220	48,014	8,948	1,456,277	46,147

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	11	-	1	-	-	2	4	7	2	10	3

NET ASSETS	$202,138	$301,350	$2,171	$448,238	$291,269	$9,158	$2,216	$48,007	$8,946	$1,456,267	$46,144

Net Assets
For variable life insurance policies	$202,138	$301,350	$2,171	$448,238	$291,269	$9,158	$2,216	$48,007	$8,946	$1,456,267	$46,144

Accumulation Units (Note 7 and 8)
Policyowners	229,970	393,435	1,961	472,755	254,606	9,428	2,882	40,998	11,456	1,351,390	62,009

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$0.88	$0.77	$1.11	$0.95	$1.14	$0.97	$0.77	$1.17	$0.78	$1.08	$0.74
December 31, 2001	1.00	1.06	-	1.30	1.47	-	0.95	1.09	-	1.37	-

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division
+	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Investment income

Dividends (Note 3B)	$3,930	$10,941	$5	$19,430	$36,917	$11,929	$365	$56,368	$4,067

Expenses

Mortality and expense risk fees (Note 4)	945	3,236	7	1,535	3,080	1,995	58	2,246	807

Net investment income (loss) (Note 3C)	2,985	7,705	(2)	17,895	33,837	9,934	307	54,122	3,260

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(34,687)	(127,329)	(142)	(110,251)	(132,919)	(39,866)	65	37,631	73

Change in net unrealized appreciation/depreciation of investments	(54,632)	(11,539)	(587)	16,527	(181,636)	(172,922)	(355)	(21,437)	(31)

Net gain (loss) on investments	(89,319)	(138,868)	(729)	(93,724)	(314,555)	(212,788)	(290)	16,194	42

Net increase (decrease) in net assets resulting from operations	$(86,334)	$(131,163)	$(731)	$(75,829)	$(280,718)	$(202,854)	$17	$70,316	$3,302

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2002

	+MML Small Cap Equity Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street ® Growth & Income Division	Oppenheimer Strategic Bond Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Investment income

Dividends (Note 3B)	$518	$2,293	$-	$3,204	$1,729	$-	$23	$2,795	$75	$-	$-

Expenses

Mortality and expense risk fees (Note 4)	366	853	1	1,363	843	12	7	97	12	2,692	55

Net investment income (loss) (Note 3C)	152	1,440	(1)	1,841	886	(12)	16	2,698	63	(2,692)	(55)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	803	(146,671)	1	(121,473)	(63,192)	(52)	(93)	(291)	(82)	(81,616)	(144)

Change in net unrealized appreciation/depreciation of investments	(15,807)	25,696	68	(69,140)	(26,351)	(61)	(477)	558	(1,616)	(99,540)	(6,809)

Net gain (loss) on investments	(15,004)	(120,975)	69	(190,613)	(89,543)	(113)	(570)	267	(1,698)	(181,156)	(6,953)

Net increase (decrease) in net assets resulting from operations	$(14,852)	$(119,535)	$68	$(188,772)	$(88,657)	$(125)	$(554)	$2,965	$(1,635)	$(183,848)	$(7,008)

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division
+	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2001

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	#Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division
Investment income

Dividends (Note 3B)	$3,153	$41,441	$-	$126,762	$361,849	$8,888	$60,483	$14,102

Expenses

Mortality and expense risk fees (Note 4)	969	3,195	-	1,655	2,972	1,905	2,218	903

Net investment income (loss) (Note 3C)	2,184	38,246	-	125,107	358,877	6,983	58,265	13,199

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(7,946)	(22,327)	-	(175,477)	(46,283)	(18,070)	2,996	(669)

Change in net unrealized appreciation/depreciation of investments	(31,963)	(181,446)	7	8,916	(504,662)	(81,948)	1,702	98

Net gain (loss) on investments	(39,909)	(203,773)	7	(166,561)	(550,945)	(100,018)	4,698	(571)

Net increase (decrease) in net assets resulting from operations	$(37,725)	$(165,527)	$7	$(41,454)	$(192,068)	$(93,035)	$62,963	$12,628

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2001

	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	#Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$484	$63,212	$55,822	$34,708	$-	$906	$-

Expenses

Mortality and expense risk fees (Note 4)	180	1,044	1,564	778	-	38	2,398

Net investment income (loss) (Note 3C)	304	62,168	54,258	33,930	-	868	(2,398)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	1,001	(20,554)	(1,099)	(17,059)	-	(57)	(6,279)

Change in net unrealized appreciation/depreciation of investments	2,373	(206,346)	(145,285)	(54,150)	7	(326)	(840)

Net gain (loss) on investments	3,374	(226,900)	(146,384)	(71,209)	7	(383)	(7,119)

Net increase (decrease) in net assets resulting from operations	$3,678	$(164,732)	$(92,126)	$(37,279)	$7	$485	$(9,517)

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division
#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2000

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	†Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$1,774	$63,897	$106,264	$103,344	$6,407	$69,484	$24,197	$425	$11,519	$24,491	$10,694	$1,286	$15,755

Expenses

Mortality and expense risk fees (Note 4)	869	2,219	1,105	2,225	1,458	2,870	1,021	95	1,161	1,241	391	18	1,298

Net investment income (loss) (Note 3C)	905	61,678	105,159	101,119	4,949	66,614	23,176	330	10,358	23,250	10,303	1,268	14,457

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	11,522	9,635	(3,432)	(30,264)	22,561	(27,846)	-	927	22,926	22,665	1,715	(998)	47,811

Change in net unrealized appreciation/depreciation of investments	(50,391)	(147,800)	(100,621)	(29,591)	(95,586)	68,582	-	4,044	(137,253)	(68,570)	(14,659)	(118)	(43,980)

Net gain (loss) on investments	(38,869)	(138,165)	(104,053)	(59,855)	(73,025)	40,736	-	4,971	(114,327)	(45,905)	(12,944)	(1,116)	3,831

Net increase (decrease) in net assets resulting from operations	$(37,964)	$(76,487)	$1,106	$41,264	$(68,076)	$107,350	$23,176	$5,301	$(103,969)	$(22,655)	$(2,641)	$152	$18,288

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity ® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$2,985	$7,705	$(2)	$17,895	$33,837	$9,934	$307	$54,122	$3,260

Net realized gain (loss) on investments	(34,687)	(127,329)	(142)	(110,251)	(132,919)	(39,866)	65	37,631	73

Change in net unrealized appreciation/depreciation of investments	(54,632)	(11,539)	(587)	16,527	(181,636)	(172,922)	(355)	(21,437)	(31)

Net increase (decrease) in net assets resulting from operations	(86,334)	(131,163)	(731)	(75,829)	(280,718)	(202,854)	17	70,316	3,302

Capital transactions: (Note 7)

Transfer of net premium	91,886	271,995	1,837	163,876	342,627	243,974	-	209,226	101,712

Transfer of surrender values	(42,659)	(325,856)	(709)	(43,053)	(100,203)	(83,005)	(850)	(290,235)	(48,819)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	97	1,065	-	(1,394)	125	86	(106)	102	3

Withdrawal due to charges for administrative and insurance costs	(12,974)	(28,864)	(29)	(9,695)	(34,116)	(19,697)	(268)	(40,666)	(3,368)

Divisional transfers and transfers to/from Guaranteed Principal Account	(8,021)	(16,506)	-	29,083	(8,244)	26,922	51,295	(739,291)	(20,425)

Net increase (decrease) in net assets resulting from capital transactions	28,329	(98,166)	1,099	138,817	200,189	168,280	50,071	(860,864)	29,103

Total increase (decrease)	(58,005)	(229,329)	368	62,988	(80,529)	(34,574)	50,088	(790,548)	32,405

NET ASSETS, at beginning of the period/year	409,130	1,365,956	1,715	665,076	1,251,474	841,047	-	1,061,311	303,601

NET ASSETS, at end of the year	$351,125	$1,136,627	$2,083	$728,064	$1,170,945	$806,473	$50,088	$270,763	$336,006

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2002

	+MML Small Cap Equity Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street ® Growth & Income Division	Oppenheimer Strategic Bond Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$152	$1,440	$(1)	1,841	$886	$(12)	$16	$2,698	$63	$(2,692)	$(55)

Net realized gain (loss) on investments	803	(146,671)	1	(121,473)	(63,192)	(52)	(93)	(291)	(82)	(81,616)	(144)

Change in net unrealized appreciation/depreciation of investments	(15,807)	25,696	68	(69,140)	(26,351)	(61)	(477)	558	(1,616)	(99,540)	(6,809)

Net increase (decrease) in net assets resulting from operations	(14,852)	(119,535)	68	(188,772)	(88,657)	(125)	(554)	2,965	(1,635)	(183,848)	(7,008)

Capital transactions: (Note 7)

Transfer of net premium	37,122	115,672	2,191	137,220	123,847	10,337	1,837	20,104	10,337	155,059	-

Transfer of surrender values	(14,895)	(32,289)	(46)	(48,368)	(45,375)	(339)	(753)	(2,968)	(332)	(307,857)	(804)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(150)	23	4	281	42	-	-	(1)	(1)	920	-

Withdrawal due to charges for administrative and insurance costs	(2,216)	(13,092)	(46)	(11,481)	(8,395)	(70)	(29)	(886)	(68)	(24,417)	(254)

Divisional transfers and transfers to/from Guaranteed Principal Account	96,130	(54,115)	-	(89,573)	(42,423)	(645)	-	-	645	720,958	54,210

Net increase (decrease) in net assets resulting from capital transactions	115,991	16,199	2,103	(11,921)	27,696	9,283	1,055	16,249	10,581	544,663	53,152

Total increase (decrease)	101,139	(103,336)	2,171	(200,693)	(60,961)	9,158	501	19,214	8,946	360,815	46,144

NET ASSETS, at beginning of the period/year	100,999	404,686	-	648,931	352,230	-	1,715	28,793	-	1,095,452	-

NET ASSETS, at end of the year	$202,138	$301,350	$2,171	$448,238	$291,269	$9,158	$2,216	$48,007	$8,946	$1,456,267	$46,144

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division
+	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2001

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	#Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division
Increase (decrease) in net assets

Operations:
Net investment income (loss)	$2,184	$38,246	$-	$125,107	$358,877	$6,983	$58,265	$13,199
Net realized gain (loss) on investments	(7,946)	(22,327)	-	(175,477)	(46,283)	(18,070)	2,996	(669)
Change in net unrealized appreciation/depreciation of investments	(31,963)	(181,446)	7	8,916	(504,662)	(81,948)	1,702	98

Net increase (decrease) in net assets resulting from operations	(37,725)	(165,527)	7	(41,454)	(192,068)	(93,035)	62,963	12,628

Capital transactions: (Note 7)
Transfer of net premium	111,480	292,423	1,837	123,006	341,991	280,921	206,066	325,196
Transfer of surrender values	(34,735)	(65,898)	(186)	(43,706)	(101,852)	(79,406)	(27,261)	(85,730)
Transfer due to death benefits	-	-	-	-	-	-	-	-
Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-
Transfer due to reimbursement (payment) of accumulation unit value fluctuation	38	983	-	16,739	1	(355)	794	(5)
Withdrawal due to charges for administrative and insurance costs	(7,818)	(18,203)	57	(5,959)	(21,668)	(11,197)	(20,322)	(7,225)
Divisional transfers and transfers to/from Guaranteed Principal Account	(3,056)	56,867	-	(20,594)	53,236	(8,649)	115,915	(370,342)

Net increase (decrease) in net assets resulting from capital transactions	65,909	266,172	1,708	69,486	271,708	181,314	275,192	(138,106)

Total increase (decrease)	28,184	100,645	1,715	28,032	79,640	88,279	338,155	(125,478)

NET ASSETS, at beginning of the period/year	380,946	1,265,311	-	637,044	1,171,834	752,768	723,156	429,079

NET ASSETS, at end of the year	$409,130	$1,365,956	$1,715	$665,076	$1,251,474	$841,047	$1,061,311	$303,601

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2001

	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	#Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$304	$62,168	$54,258	$33,930	$-	$868	$(2,398)

Net realized gain (loss) on investments	1,001	(20,554)	(1,099)	(17,059)	-	(57)	(6,279)

Change in net unrealized appreciation/depreciation of investments	2,373	(206,346)	(145,285)	(54,150)	7	(326)	(840)

Net increase (decrease) in net assets resulting from operations	3,678	(164,732)	(92,126)	(37,279)	7	485	(9,517)

Capital transactions: (Note 7)

Transfer of net premium	30,912	149,380	155,805	105,214	1,837	11,076	218,171

Transfer of surrender values	(12,927)	(38,847)	(56,912)	(47,263)	(186)	(3,717)	(44,872)

Transfer due to death benefits	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(39)	324	687	120	-	(21)	1,892

Withdrawal due to charges for administrative and insurance costs	(900)	(8,835)	(8,398)	(5,480)	57	(309)	(11,947)

Divisional transfers and transfers to/from Guaranteed Principal Account	26,885	(22,138)	68,474	69,490	-	17,893	15,025

Net increase (decrease) in net assets resulting from capital transactions	43,931	79,884	159,656	122,081	1,708	24,922	178,269

Total increase (decrease)	47,609	(84,848)	67,530	84,802	1,715	25,407	168,752

NET ASSETS, at beginning of the period/year	53,390	489,534	581,401	267,428	-	3,386	926,700

NET ASSETS, at end of the year	$100,999	$404,686	$648,931	$352,230	$1,715	$28,793	$1,095,452

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division
#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2000

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	†Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$905	$61,678	$105,159	$101,119	$4,949	$66,614	$23,176	$330	$10,358	$23,250	$10,303	$1,268	$14,457

Net realized gain (loss) on investments	11,522	9,635	(3,432)	(30,264)	22,561	(27,846)	-	927	22,926	22,665	1,715	(998)	47,811

Change in net unrealized appreciation/depreciation of investments	(50,391)	(147,800)	(100,621)	(29,591)	(95,586)	68,582	-	4,044	(137,253)	(68,570)	(14,659)	(118)	(43,980)

Net increase (decrease) in net assets resulting from operations	(37,964)	(76,487)	1,106	41,264	(68,076)	107,350	23,176	5,301	(103,969)	(22,655)	(2,641)	152	18,288

Capital transactions: (Note 7)

Transfer of net premium	127,326	177,901	402,947	452,388	387,584	434,335	621,834	32,098	189,254	201,203	109,408	10,305	101,270

Transfer of surrender values	(30,279)	(50,961)	(39,154)	(90,405)	(73,578)	(34,864)	(82,866)	(9,285)	(46,438)	(46,058)	(37,718)	(1,886)	(29,298)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,365)	(14,390)	(4,994)	170	(1,402)	3,555	(738)	122	(9,028)	1,916	(3,809)	55	(10,743)

Withdrawal due to charges for administrative and insurance costs	(3,290)	(7,532)	(2,689)	(9,127)	(4,515)	(6,523)	(5,556)	(224)	(4,593)	(3,596)	(1,479)	(53)	(4,079)

Divisional transfers and transfers to (from) Guaranteed Principal Account	22,996	753,037	46,412	245,277	64,553	(1,299,173)	(572,749)	10,101	228,812	205,179	181,976	(12,088)	732,223

Net increase (decrease) in net assets resulting from capital transactions	115,388	858,055	402,522	598,303	372,642	(902,670)	(40,075)	32,812	358,007	358,644	248,378	(3,667)	789,373

Total increase (decrease)	77,424	781,568	403,628	639,567	304,566	(795,320)	(16,899)	38,113	254,038	335,989	245,737	(3,515)	807,661

NET ASSETS, at beginning of the year	303,522	483,743	233,416	532,267	448,202	1,518,476	445,978	15,277	235,496	245,412	21,691	6,901	119,039

NET ASSETS, at end of the year	$380,946	$1,265,311	$637,044	$1,171,834	$752,768	$723,156	$429,079	$53,390	$489,534	$581,401	$267,428	$3,386	$926,700

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s new lifetime insurance protection for individual, flexible premium adjustable, variable life insurance policy, known as VUL GuardSM.

Notes To Financial Statements (Continued)

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SVUL SEGMENT’S ASSETS

The SVUL Segment consists of twenty-seven divisions. Each division invests in corresponding shares of either the American Century® Variable Portfolios, Inc. (“American Century VP”), Fidelity® Variable Insurance Products Funds (“Fidelity VIP Fund”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), and Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”). Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division and the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division. Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division and the Templeton Foreign Securities Division was called Templeton International Securities Division.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the SVUL Segment’s policyowners: American Century® VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

Fidelity VIP Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL Segment’s policyowners: Fidelity® VIP II Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Funds.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund. Goldman Sachs Asset Management, a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Fund.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with one of its Funds available to the SVUL Segment’s policyowners: INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Fund.

MML Trust is an open-end, investment company registered under the 1940 Act. Twelve of its fourteen separate series are available to the SVUL Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Small Cap Equity Fund (prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund). MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund. MassMutual has entered into sub-advisory agreements with Babson and with Alliance Capital Management L.P. (“Alliance Capital”) on February 12, 2002 whereby Babson and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DeAM”) whereby DeAM manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as sub-adviser to the Funds. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap

Notes To Financial Statements (Continued)

Value Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers.

Oppenheimer Funds are an open-end, management investment company registered under the 1940 Act with seven of its Funds available to the SVUL Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Fund.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL Segment’s policyowners: Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with one of its separate series available to the SVUL Segment’s policyowners: Scudder VIT Small Cap Index Fund (prior to May 1, 2002, this fund was called Deutsche VIT Small Cap Index Fund). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as the investment adviser to the Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to the SVUL Segment’s policyowners: Templeton Foreign Securities Fund (Class 2) (prior to May 1, 2002, this fund was called Templeton International Securities Fund). Templeton Investment Counsel, LLC is the investment adviser to the Fund.

In addition to the twenty-seven divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the SVUL Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the American Century VP, Fidelity VIP Fund, Goldman Sachs VIT, INVESCO VIF, MML Trust, Oppenheimer Fund, Panorama Fund, Deutsche VIT Funds, T. Rowe Price and Franklin Templeton VIP Trust are each stated at market value, which is the net asset value of each of the respective underlying funds.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. SVUL Segment is part of MassMutual’s total operation and is not taxed separately. SVUL Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing

Notes To Financial Statements (Continued)

federal law, no taxes are payable on net investment income and net realized capital gains of SVUL Segment are credited to the policies. Accordingly, MassMutual does not intend to make any charge to SVUL Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to SVUL Segment.

D.	Policy Loan

When a policy loan is made, SVUL Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of SVUL Segment by an equal amount. The interest rate charged on any loan is 5% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the SVUL Segment of Separate Account I and the GPA. The charge is 13% of premium up to premium expense factor and 3% of premium over premium expense factor. The premium expense factor is based on the issue ages, genders, and risk classifications of the Insureds.

Monthly charges will be deducted from the account value. The monthly charges consist of: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Daily charges against the net asset value of the SVUL Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.25%, on an annual basis, of daily net asset value of the SVUL Segment of Separate Account I.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the SVUL Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policy.

The policies are no longer offered for sale to the public. Policyowners may continue to make premium payments under existing policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

	American Century® VP Income & Growth Division	Fidelity ® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division

Cost of purchases	$119,101	$274,372	$1,842	$343,307	$364,329	$258,781	$57,307	$411,624	$183,356	$140,846

Proceeds from sales	(86,729)	(363,798)	(741)	(186,613)	(129,352)	(80,596)	(6,923)	(1,218,402)	(150,829)	(24,696)

	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street ® Growth & Income Division	Oppenheimer Strategic Bond Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Cost of purchases	$110,479	$2,125	$147,270	$134,340	$10,337	$1,861	$22,830	$11,056	$878,283	$54,209

Proceeds from sales	(91,903)	(22)	(157,502)	(105,860)	(1,064)	(786)	(3,876)	(410)	(336,353)	(1,109)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

December 31, 2002	American Century® VP Income & Growth Division	Fidelity ® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division

Units Purchases	98,654	246,629	2,115	186,587	414,208	280,890	-	166,808	86,402	39,782

Units withdrawn and transferred to GPA	(62,549)	(327,566)	(969)	(57,856)	(170,789)	(116,417)	(1,422)	(265,141)	(44,311)	(18,484)

Units transferred between divisions and transferred from/to GPA	(9,595)	(15,989)	-	34,753	(10,976)	29,180	64,470	(570,316)	(17,366)	107,621

Net increase (decrease)	26,510	(96,926)	1,146	163,484	232,443	193,653	63,048	(668,649)	24,725	128,919

Units, at beginning of the period/year	395,292	1,214,928	1,879	679,901	1,400,447	817,095	-	875,120	259,176	101,051

Units, at end of the year	421,802	1,118,002	3,025	843,385	1,632,890	1,010,748	63,048	206,471	283,901	229,970

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

December 31, 2002 (Continued)	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street ® Growth & Income Division	Oppenheimer Strategic Bond Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units Purchases	$130,765	$2,046	$120,983	$89,761	$10,558	$1,999	$18,091	$11,132	$130,366	$-

Units withdrawn and transferred to GPA	(52,445)	(85)	(55,776)	(41,130)	(437)	(924)	(3,446)	(519)	(288,577)	(1,399)

Units transferred between divisions and transferred from/to GPA	(65,445)	-	(91,804)	(33,167)	(693)	-	-	843	711,049	63,408

Net increase (decrease)	12,875	1,961	(26,597)	15,464	9,428	1,075	14,645	11,456	552,838	62,009

Units, at beginning of the period/year	380,560	-	499,352	239,142	-	1,807	26,353	-	798,552	-

Units, at end of the year	393,435	1,961	472,755	254,606	9,428	2,882	40,998	11,456	1,351,390	62,009

December 31, 2001	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units Purchases	103,807	257,229	2,090	140,967	366,802	270,406	175,107	290,284	32,403	127,525	111,787	70,133	2,011	10,368	163,047

Units withdrawn and transferred to GPA	(40,709)	(74,562)	(211)	(50,557)	(132,324)	(85,839)	(40,017)	(81,055)	(14,572)	(41,717)	(48,647)	(35,883)	(204)	(3,762)	(43,642)

Units transferred between divisions and transferred from/to GPA	(4,278)	47,128	-	(22,765)	50,441	(8,118)	98,307	(328,870)	28,148	(20,864)	46,070	45,582	-	16,507	11,523

Net increase (decrease)	58,820	229,795	1,879	67,645	284,919	176,449	233,397	(119,641)	45,979	64,944	109,210	79,832	1,807	23,113	130,928

Units, at beginning of the period/year	336,472	985,133	-	612,256	1,115,528	640,646	641,723	378,817	55,072	315,616	390,142	159,310	-	3,240	667,624

Units, at end of the year	395,292	1,214,928	1,879	679,901	1,400,447	817,095	875,120	259,176	101,051	380,560	499,352	239,142	1,807	26,353	798,552

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2002, follows:

				Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Net Assets
	Units	Unit Value	Amount
American Century® VP Income & Growth Division

December 31,

2002	421,802	$0.83	$351,125	0.79%	0.25%	(19.57)%

2001	395,292	1.04	409,130	0.57%	0.25%	(8.58)%

2000	336,472	1.13	380,946	0.26%	0.25%	(10.84)%

1999	239,033	1.27	303,522	(0.24)%	0.25%	17.72%

1998	15,253	1.08	16,452	0.48%	0.25%	7.86%

Fidelity® VIP Contrafund® Division

December 31,

2002	1,118,002	1.02	1,136,627	0.60%	0.25%	(9.57)%

2001	1,214,928	1.12	1,365,956	3.01%	0.25%	(12.50)%

2000	985,133	1.28	1,265,311	6.88%	0.25%	(6.85)%

1999	350,810	1.38	483,743	0.30%	0.25%	23.94%

1998	22,310	1.11	24,820	(0.03)%	0.25%	11.25%

Goldman Sachs Capital Growth Division

2002	3,025	0.69	2,083	(0.08)%	0.25%	(24.68)%

2001*	1,879	0.91	1,715	-	0.25%	(8.75)%

MML Blend Division

December 31,

2002	843,385	0.86	728,064	2.92%	0.25%	(11.75)%

2001	679,901	0.98	665,076	18.94%	0.25%	(5.99)%

2000	612,256	1.04	637,044	23.57%	0.25%	(0.23)%

1999	223,822	1.04	233,416	7.12%	0.25%	(1.48)%

1998	31,767	1.06	33,629	8.58%	0.25%	5.86%

MML Equity Division

December 31,

2002	1,632,890	0.72	1,170,945	2.75%	0.25%	(19.75)%

2001	1,400,447	0.89	1,251,474	30.34%	0.25%	(14.93)%

2000	1,115,528	1.05	1,171,834	11.26%	0.25%	2.60%

1999	519,873	1.02	532,267	6.28%	0.25%	(4.06)%

1998	49,324	1.07	52,636	8.25%	0.25%	6.71%

*	Commenced Operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)
				Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Net Assets
	Units	Unit Value	Amount
MML Equity Index Division

December 31,

2002	1,010,748	0.80	806,473	1.25%	0.25%	(22.48)%

2001	817,095	1.03	841,047	0.92%	0.25%	(12.40)%

2000	640,646	1.18	752,768	0.84%	0.25%	(9.71)%

1999*	344,406	1.30	448,202	4.09%	0.25%	20.02%

MML Large Cap Value Division

December 31,

2002*	63,048	0.80	50,088	1.31%	0.25%	(16.44)%

MML Managed Bond Division

December 31,

2002	206,471	1.31	270,763	6.05%	0.25%	8.13%

2001	875,120	1.21	1,061,311	6.59%	0.25%	7.62%

2000	641,723	1.13	723,156	5.83%	0.25%	10.91%

1999	1,494,500	1.02	1,518,476	9.31%	0.25%	(2.08)%

1998	6,637	1.04	6,886	1.78%	0.25%	3.76%

MML Money Market Division

December 31,

2002	283,901	1.18	336,006	1.01%	0.25%	1.04%

2001	259,176	1.17	303,601	3.67%	0.25%	3.41%

2000	378,817	1.13	429,079	5.64%	0.25%	5.78%

1999	416,508	1.07	445,978	4.56%	0.25%	4.53%

1998	21,119	1.02	21,634	0.18%	0.25%	2.43%

MML Small Cap Equity Division

December 31,

2002	229,970	0.88	202,138	0.10%	0.25%	(12.06)%

2001	101,051	1.00	100,999	0.42%	0.25%	3.10%

2000	55,072	0.97	53,390	0.86%	0.25%	13.35%

1999*	17,862	0.86	15,277	1.14%	0.25%	(1.29)%

Oppenheimer Aggressive Growth Division

December 31,

2002	393,435	0.77	301,350	0.42%	0.25%	(27.97)%

2001	380,560	1.06	404,686	15.00%	0.25%	(31.44)%

2000	315,616	1.55	489,534	2.22%	0.25%	(11.46)%

1999*	134,432	1.75	235,496	(0.22)%	0.25%	83.15%

Oppenheimer Bond Division

December 31,

2002*	1,961	1.11	2,171	(0.25)%	0.25%	8.75%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

				Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Net Assets
	Units	Unit Value	Amount
Oppenheimer Capital Appreciation Division

December 31,

2002	472,755	0.95	448,238	0.34%	0.25%	(27.04)%

2001	499,352	1.30	648,931	8.71%	0.25%	(12.80)%

2000	390,142	1.49	581,401	4.65%	0.25%	(0.48)%

1999	163,892	1.50	245,412	0.12%	0.25%	41.30%

1998	6,896	1.06	7,308	—	0.25%	5.97%

Oppenheimer Global Securities Division

December 31,

2002	254,606	1.14	291,269	0.26%	0.25%	(22.33)%

2001	239,142	1.47	352,230	10.96%	0.25%	(12.26)%

2000	159,310	1.68	267,428	65.16%	0.25%	4.83%

1999*	13,545	1.60	21,691	3.26%	0.25%	58.09%

Oppenheimer High Income Division

2002*	9,428	0.97	9,158	0.25%	0.25%	(2.64)%

Oppenheimer Main® Street Growth & Income Division

2002	2,882	0.77	2,216	0.57%	0.25%	(19.00)%

2001*	1,807	0.95	1,715	—	0.25%	(5.12)%

Oppenheimer Strategic Bond Division			—

December 31,

2002	40,998	1.17	48,007	6.97%	0.25%	7.18%

2001	26,353	1.09	28,793	5.62%	0.25%	4.58%

2000	3,240	1.04	3,386	17.32%	0.25%	2.38%

1999	6,763	1.02	6,901	5.01%	0.25%	2.57%

1998	6,954	0.99	6,918	(0.01)%	0.25%	(0.52)%

Scudder VIT Small Cap Index Division

December 31,

2002*	11,456	0.78	8,946	1.31%	0.25%	(20.78)%

T. Rowe Price Mid-Cap Growth Division

December 31,

2002	1,351,390	1.08	1,456,267	(0.25)%	0.25%	(21.45)%

2001	798,552	1.37	1,095,452	(0.25)%	0.25%	(1.17)%

2000	667,624	1.39	926,700	2.74%	0.25%	7.15%

1999	91,889	1.30	119,039	2.19%	0.25%	23.42%

1998	23,778	1.05	24,894	1.32%	0.25%	4.96%

Templeton Foreign Securities Division

December 31,

2002*	62,009	0.74	46,144	(0.25)%	0.25%	(18.76)%

*	Commenced operations

9.	SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced DeAM as the MML Equity Index Fund’s and the MML OTC 100 Fund’s sub-advisor. This change resulted from the sale by Deutsche Bank, the parent company of DeAM, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

Report of Independent Auditors

To the Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 6, 2003

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2002	2001
	(In Millions)
Assets:

Bonds	$27,782	$26,596
Common stocks (cost: 2002-$653; 2001-$453)	649	445
Mortgage loans	7,048	6,930
Policy loans	6,253	6,071
Real estate	1,844	1,924
Other investments	4,315	3,418
Cash and short-term investments	8,178	4,684

Total invested assets	56,069	50,068
Accrued investment income	843	786
Other assets	1,411	1,466

	58,323	52,320
Separate account assets	16,439	17,919

Total assets	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2002	2001
	(In Millions)
Liabilities:

Policyholders’ reserves	$43,756	$40,181
Deposit fund balances	3,913	2,730
Policyholders’ dividends	1,202	1,147
Policyholders’ claims and other benefits	260	222
Federal income taxes	334	674
Asset valuation and other investment reserves	489	691
Other liabilities	2,286	1,533

	52,240	47,178

Separate account liabilities	16,417	17,910

Total liabilities	68,657	65,088

Policyholders’ contingency reserves	6,105	5,151

Total liabilities and policyholders’ contingency reserves	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Revenue:

Premium income	$10,301	$10,386	$9,902
Net investment income	3,755	3,586	3,314
Reserve adjustments on reinsurance ceded	34	(297)	(252)
Fees and other income	203	196	181

Total revenue	14,293	13,871	13,145

Benefits and expenses:

Policyholders’ benefits and payments	6,579	7,033	9,238
Addition to policyholders’ reserves and funds	4,720	3,907	1,160
Operating expenses	715	568	452
Commissions	432	348	324
State taxes, licenses and fees	93	99	86
Federal income tax (benefit) expense	(138)	122	147

Total benefits and expenses	12,401	12,077	11,407

Net gain from operations before dividends	1,892	1,794	1,738

Dividends to policyholders	1,163	1,097	1,086

Net gain from operations	729	697	652

Net realized capital gains	664	123	93

Net income	$1,393	$820	$745

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Policyholders’ contingency reserves, beginning of year, as previously reported	$5,151	$3,836	$3,411
Cumulative effect of the change in statutory accounting principles	–	981	–

Policyholders’ contingency reserves, beginning of year, as adjusted	5,151	4,817	3,411

Increase (decrease) due to:

Net income	1,393	820	745
Change in net unrealized capital losses	(456)	(491)	(322)
Change in asset valuation and other investment reserves	202	202	102
Change in non-admitted assets	(146)	(210)	(100)
Change in reserve valuation bases	(57)	–	–
Other	18	13	–

Net increase	954	334	425

Policyholders’ contingency reserves, end of year	$6,105	$5,151	$3,836

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Operating activities:

Net income	$1,393	$820	$745
Addition to policyholders’ reserves and policy benefits, net of transfers to separate accounts	3,548	2,746	1,539
Change in accrued investment income	(57)	(58)	(140)
Change in federal income tax payable/receivable	(340)	(66)	6
Net realized capital gains	(664)	(123)	(93)
Other changes	614	196	188

Net cash provided by operating activities	4,494	3,515	2,245

Investing activities:

Loans and purchases of investments	(14,280)	(13,095)	(14,178)
Sales and maturities of investments and receipts from repayment of loans	12,387	11,133	12,145

Net cash used in investing activities	(1,893)	(1,962)	(2,033)

Financing activities:

Policyholders’ account balance deposits	1,342	1,064	544
Policyholders’ account balance withdrawals	(449)	(225)	(250)

Net cash provided by financing activities	893	839	294

Increase in cash and short-term investments	3,494	2,392	506

Cash and short-term investments, beginning of year	4,684	2,292	1,786

Cash and short-term investments, end of year	$8,178	$4,684	$2,292

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.	NATURE OF OPERATIONS

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between accounting principles pursuant to statutory and GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally requires reporting at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, while under GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and funds, while under GAAP, these recoverables are reported as an asset.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company is allowed as an admitted asset. However, the amount of this admitted asset is limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification as of December 31, 2002 and 2001 is as follows (in millions):

	2002	2001
Policyholders’ contingency reserves, as reported	$6,105	$5,151
Less admitted prepaid pension asset	(128)	(256)

Policyholders’ contingency reserves, Codification	$5,977	$4,895

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Notes To Statutory Financial Statements, Continued

The most significant estimates include those used in determining investment valuation reserves on mortgage loans and real estate held for sale, other than temporary impairments and the liability for future policyholders’ reserves and funds. Future events, including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Bonds

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.

The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Bond transactions are recorded on a trade date basis.

For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c.	Common stocks

Common stocks are valued in accordance with rules established by the NAIC. Generally, common stocks are valued at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Common stock transactions are recorded on a trade date basis.

d.	Mortgage loans

Mortgage loans are valued at amortized cost, net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains and losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e.	Policy loans

Policy loans are carried at the outstanding loan balance, less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

Notes To Statutory Financial Statements, Continued

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. Cost is adjusted for other than temporary impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable with the impairment loss being included in net realized capital gains and losses. Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Other investments

Other investments primarily include derivatives, common stock investments in unconsolidated subsidiaries and affiliates, partnerships, limited liability companies and preferred stocks.

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

Derivatives are included in other investments on the Statutory Statements of Financial Position. Derivatives are carried at fair value and changes in fair values are recorded as realized capital gains and losses on the Statutory Statements of Income. In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument, the premium is amortized into investment income over the life of the derivative instrument. The Company’s derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, foreign exchange contracts, and options, including caps and floors.

Investments in unconsolidated subsidiaries and affiliates are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2002, 2001 and 2000, the Company contributed additional paid-in capital of $255 million, $208 million and $233 million, respectively, to unconsolidated subsidiaries, principally C.M. Life Insurance Company (“C.M. Life”) and MassMutual Holding Company, Inc.

Partnerships and limited liability companies (“LLC”) are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized in the Statutory Statements of Income as a realized capital loss for the excess of the carrying value over the estimated fair value of the joint venture, partnership or LLC. The estimated fair value is based on an estimate of the Company’s share of the investment’s equity value, net of any debt and other liabilities.

Preferred stocks in good standing are valued at cost and included in other investments on the Statutory Statements of Financial Position.

h.	Cash and short-term investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i.	Accrued investment income

Accrued investment income is valued in accordance with rules established by the NAIC. Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loan interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

Notes To Statutory Financial Statements, Continued

j.	Other assets

Other assets primarily include the deferred tax asset, outstanding premium and the prepaid pension plan asset. Other assets are valued in accordance with rules established by the NAIC or by the Division.

k.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $16,413 million and $17,902 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $4 million and $8 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

l.	Non-admitted assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension plan asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

m.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00% to 6.00%.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Traditional life permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal and variable life products use a formula that applies a weighted average credited rate to the mean average account value. Corporate owned life insurance products use a formula, which applies a weighted average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. The Company reserves for any surrender value promised in excess of the reserve as legally computed.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $24,197 million of insurance in force at December 31, 2002 for which the gross premium is less than the net premium according to the standard valuation set by the Division.

Notes To Statutory Financial Statements, Continued

Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date.

Guaranteed minimum death benefit reserves (“GMDB”) on certain variable universal life and annuity products are also established by the Company. These reserves are largely a function of historical separate account returns and assumptions regarding future separate account returns as well as the contractual provisions of the issued GMDBs. The GMDB reserve balance at December 31, 2002 and 2001 was $8 million and $3 million, respectively.

For consistency in valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves, resulting in a $54 million decrease in policyholders’ contingency reserves.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n.	Deposit fund balances

Reserves for funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

o.	Policyholders’ dividends

Policyholders’ dividends are approved annually by the Company’s Board of Directors to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and federal income tax charges. Policyholders’ dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2002 and 2001. Policyholders’ dividends are recorded as a component of net income.

p.	Asset valuation and other investment reserves

The Company maintains an Asset Valuation Reserve (“AVR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

q.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the Interest Maintenance Reserve (“IMR”), outstanding drafts, due and accrued expenses and amounts held for agents.

Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

The IMR defers all interest-related after-tax realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Amortization of the IMR into net investment income amounted to $56 million, $31 million and $42 million in 2002, 2001 and 2000, respectively.

r.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

Notes To Statutory Financial Statements, Continued

s.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium income, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss and modified coinsurance agreements on life insurance products.

t.	Premium and related expense recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

u.	Realized capital gains and losses

Net realized after-tax capital losses of $44 million in 2002, net realized after-tax capital gains of $3 million in 2001 and net realized after-tax capital losses of $66 million in 2000 were deferred into the IMR. Realized capital gains and losses, net of taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses, other than those related to separate accounts, are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

v.	Participating contracts

Participating contracts issued by the Company and its United States based life insurance subsidiaries represent approximately 65% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2002.

3.	NEW ACCOUNTING STANDARDS

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders’ contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

In May 2002, the National Association of Insurance Commissioners issued Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” with an effective date of January 1, 2003. SSAP No. 86 supercedes SSAP No. 31 “Derivative Instruments” and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized gains or unrealized losses. Adoption of SSAP No. 86 by the Company will change the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized gains and losses to unrealized gains and losses.

Certain 2001 and 2000 balances have been reclassified to conform to current year presentation.

Notes To Statutory Financial Statements, Continued

4.	INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2002
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,781	$215	$–	$3,996
Debt securities issued by foreign governments	26	1	–	27
Asset-backed securities	518	3	–	521
Mortgage-backed securities	4,514	20	–	4,534
State and local governments	67	2	–	69
Corporate debt securities	15,281	234	64	15,451
Utilities	978	46	9	1,015
Affiliates	2,617	1	1	2,617

	$27,782	$522	$74	$28,230

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,149	$–	$–	$3,149
Debt securities issued by foreign governments	22	–	–	22
Asset-backed securities	654	6	5	655
Mortgage-backed securities	4,088	13	–	4,101
State and local governments	76	3	–	79
Corporate debt securities	15,095	81	119	15,057
Utilities	993	14	4	1,003
Affiliates	2,519	–	1	2,518

	$26,596	$117	$129	$26,584

Notes To Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$771	$773
Due after one year through five years	6,419	6,488
Due after five years through ten years	10,093	10,330
Due after ten years	3,089	3,206

	20,372	20,797
Asset and mortgage-backed securities, and obligations of U.S. government corporations and agencies	7,410	7,433

	$27,782	$28,230

The purchases, sales and maturities of bonds were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$11,141	$9,551
Proceeds from investments sold, matured or repaid	9,898	8,138
Gross realized capital gains	96	76
Gross realized capital losses	273	152

Portions of realized gains and losses were deferred into the IMR. Other than temporary impairments on bonds during the years ended December 31, 2002 and 2001 were $187 million and $110 million, respectively, and were included in the gross realized capital losses noted above.

The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

Notes To Statutory Financial Statements, Continued

b.	Common stocks

The purchases and sales of unaffiliated common stocks were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$619	$453
Proceeds from investments sold, matured or repaid	413	554
Gross realized capital gains	59	49
Gross realized capital losses	87	45

Other than temporary impairments on common stocks during the years ended December 31, 2002 and 2001 were $26 million and $4 million, respectively, and were recorded in the gross realized capital losses noted above.

As of December 31, 2002 and 2001, gross unrealized capital gains on common stocks were $93 million and $97 million, respectively. As of December 31, 2002 and 2001 gross unrealized capital losses on common stocks were $97 million and $105 million, respectively.

c.	Mortgage loans

Mortgage loans, comprised primarily of commercial mortgage loans, were $7,048 million and $6,930 million, net of valuation reserves of $14 million and $9 million, at December 31, 2002 and 2001, respectively. The Company’s mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2002 and 2001. Two restructured loans at December 31, 2002 had no carrying value. The carrying value of restructured loans was $14 million at December 31, 2001. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2002 and 2001.

At December 31, 2002, scheduled mortgage loan maturities were as follows (in millions):

2003	$294
2004	369
2005	891
2006	749
2007	199
Thereafter	3,244

Commercial mortgage loans	5,746
Mortgage loan pools	1,302

Total mortgage loans	$7,048

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, commercial mortgage loan lending rates ranged from 2.17% to 15.00%.

The purchases, sales and maturities of mortgage loans were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$1,456	$1,872
Proceeds from investments sold, matured or repaid	1,335	1,885
Gross realized capital gains	5	16
Gross realized capital losses	4	7

Notes To Statutory Financial Statements, Continued

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 96% and 78% at December 31, 2002 and 2001, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $2 million and $1 million at December 31, 2002 and 2001, respectively.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2002	2001
	(In Millions)
California	$1,100	$1,039
Texas	579	473
Illinois	384	403
New York	354	380
Florida	331	311
Massachusetts	319	525
All other states	2,679	2,320

Commercial mortgage loans	5,746	5,451
Nationwide loan pools	1,302	1,479

Total mortgage loans	$7,048	$6,930

d.	Real estate

Real estate held for production of income was $1,570 million and $1,531 million, net of encumbrances of $43 million and $21 million, at December 31, 2002 and 2001, respectively.

Real estate held for sale amounted to $198 million and $319 million, net of valuation reserves of $3 million and $6 million, at December 31, 2002 and 2001, respectively.

Real estate occupied by the Company amounted to $76 million and $74 million, net of accumulated depreciation of $100 million and $96 million, at December 31, 2002 and 2001, respectively.

The carrying value on non-income producing real estate amounted to $91 million and $86 million at December 31, 2002 and 2001, respectively. Depreciation expense on real estate during the years ended December 31, 2002, 2001 and 2000 was $102 million, $79 million, and $102 million, respectively. Other than temporary impairments on real estate for the year ended December 31, 2002 were $1 million and were recorded in the gross realized capital losses noted below. There were no other than temporary impairments recorded for the year ended December 31, 2001. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

The purchases and sales of real estate investments were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$229	$209
Proceeds from investments sold or repaid	325	179
Gross realized capital gains	122	49
Gross realized capital losses	4	10

e.	Other investments

Net investment income on derivative instruments was $396 million, $171 million, and $15 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Investments in partnerships and LLC’s were $1,194 million and $1,205 million at December 31, 2002 and 2001, respectively. Other than temporary impairments of partnerships and LLC’s for the years ended December 31, 2002 and 2001 were $37 million and $4 million, respectively, and were included in the gross realized capital losses noted below.

Notes To Statutory Financial Statements, Continued

Net investment income of partnerships and LLC’s was $55 million, $43 million and $2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The purchases and sales of partnerships and LLC’s were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)

Cost of investments acquired	$284	$253
Proceeds from investments sold or repaid	292	273
Gross realized capital gains	11	17
Gross realized capital losses	38	43

f.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Bonds	$(177)	$(76)	$81
Common stocks	(28)	4	54
Mortgage loans	1	9	(7)
Real estate	118	39	33
Closed derivatives	(88)	(58)	(156)
Derivatives mark-to-market	934	275	–
Other investments	(149)	(41)	107
Federal and state taxes	9	(26)	(85)

Net realized capital gains before deferral to IMR	620	126	27

Losses (gains) deferred to IMR	66	(4)	102
Less: taxes on net deferred (losses) gains	(22)	1	(36)

Net deferred to IMR	44	(3)	66

Total net realized capital gains	$664	$123	$93

g.	Reverse repurchase agreements

As of December 31, 2002 and 2001, the Company had reverse repurchase agreements outstanding that amounted to total carrying values of $205 million and $214 million, respectively. The maturities of these agreements range from January 14, 2003 through March 10, 2003, while the interest rates range from 1.36% to 1.95%. The outstanding amount at December 31, 2002 was collateralized by $213 million in bonds.

5.	PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met. The Company’s derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, including interest rate caps and floors, forward commitments and asset and equity swaps, and financial futures.

Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in accrued investment income on the Statutory Statements of Financial Position. Gains and losses realized on the termination or assignment of contracts are recognized as realized capital gains and losses.

Notes To Statutory Financial Statements, Continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of options is included in other investments on the Statutory Statements of Financial Position. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as accrued investment income. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association, Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses in the Statutory Statements of Income when contracts are closed and at each reporting date.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset combined with collateral obtained from counterparties, reduces the Company’s exposure. The amounts at risk in a net gain position, were $330 million and $172 million at December 31, 2002 and 2001, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized.

The following table summarizes the carrying value, fair value and notional amount of the Company’s derivative financial instruments:

	December 31, 2002
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,262	$1,262	$21,927
Options	139	139	9,275
Interest rate caps & floors	22	22	1,000
Currency swaps	230	230	1,112
Forward commitments, equity and asset swaps	60	60	4,122
Financial futures	–	–	463

Total	$1,713	$1,713	$37,899

Notes To Statutory Financial Statements, Continued

	December 31, 2001
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$627	$627	$14,102
Options	87	87	6,857
Interest rate caps & floors	11	11	1,100
Currency swaps	29	29	1,177
Forward commitments, equity and asset swaps	10	10	2,104
Financial futures-short positions	–	–	488

Total	$764	$764	$25,828

The notional amounts described above do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Derivative financial instruments: Fair value for these instruments is based upon quotations obtained from independent sources.

Funding agreements: The fair value is determined by discounting future cash flows at current market rates.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounting future cash flows at current market rates.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2002 and 2001:

	2002		2001
	Carrying Value	Fair Value	Carrying Value	Fair Value
		(In Millions)
Financial assets:
Bonds	$27,782	$28,230	$26,596	$26,584
Common stocks	649	649	445	445
Preferred stocks	219	223	152	160
Mortgage loans	7,048	7,755	6,930	7,278
Policy loans	6,253	6,253	6,071	6,071
Derivative financial instruments	1,713	1,713	764	764
Cash and short-term investments	8,178	8,178	4,684	4,684

Financial liabilities:
Funding agreements	2,705	2,829	1,632	1,662
Investment-type insurance contracts	9,982	9,991	8,561	8,588

7.	SURPLUS NOTES

The Company issued surplus notes of $100 million at 7.50% and $250 million at 7.63% in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $27 million was approved and paid in 2002, 2001 and 2000.

8.	RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $196 million, $208 million and $195 million for 2002, 2001 and 2000, respectively.

The majority of these fees were from C.M. Life, which accounted for $162 million in 2002, $172 million in 2001, and $173 million in 2000.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $116 million, $101 million and $99 million for 2002, 2001 and 2000, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $9 million and $7 million for 2002, 2001 and 2000, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and Bay State, including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $153 million in 2002, $410 million in 2001 and $358 million in 2000. Fees and other income include a $98 million, $53 million and $70 million expense allowance in 2002, 2001 and 2000, respectively. Total policyholders’ benefits assumed on these agreements were $46 million in 2002, $50 million in 2001 and $48 million in 2000. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life in 2002, whereas net modified coinsurance adjustments of $296 million and $244 million were paid to certain unconsolidated subsidiaries in 2001 and 2000, respectively.

Notes To Statutory Financial Statements, Continued

In 2002, experience refunds of $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life. There were no experience refunds paid to or received from Bay State or C.M. Life in 2000.

9.	INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2002, 2001 and 2000, MassMutual received $100 million, $155 million and $133 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,452 million and $2,366 million at December 31, 2002 and 2001, respectively.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$2,314	$2,187	$3,112
Net income (loss)	16	(4)	(6)
Assets	9,994	9,344	8,738
Liabilities	9,446	8,963	8,420

Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Other subsidiaries:
Total revenue	$3,026	$2,443	$1,607
Net income	22	61	72
Assets	12,924	11,770	4,992
Liabilities	12,055	10,891	4,120

10.	BENEFIT PLANS

The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, agents and retirees.

Pension and savings plan

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan covers substantially all employees and agents. For some participants, benefits are based on final average earnings and length of service, while for other participants benefits are based on an account balance that takes into consideration age, service and salary during their careers.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Division, the Company has recognized a plan asset of $128 million and $256 million at December 31, 2002 and 2001, respectively.

Notes To Statutory Financial Statements, Continued

The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company also has several non-funded non-contributory defined benefit plans covering certain executives and agents.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees and agents. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The Company also maintains a money purchase pension plan for agents, which was frozen on February 28, 2001. The assets of the defined contribution plans are invested in group annuity contracts which invest in the Company’s general and separate accounts. The matching contributions by the Company were $15 million for the years ended December 31, 2002 and 2001 and are included in operating expenses on the Statutory Statements of Income.

Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. These benefits are funded as considered necessary by the Company’s management. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2002 and 2001, the net unfunded accumulated benefit obligation was $245 million and $206 million, respectively, for employees and agents eligible to retire or currently retired and $32 million and $27 million, respectively, for participants not eligible to retire.

Notes To Statutory Financial Statements, Continued

Prepaid and accrued benefits costs are included in other assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
		(In Millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$855	$852	$223	$185
Service cost	25	23	6	5
Interest cost	60	60	16	14
Contribution by plan participants	–	–	6	–
Actuarial loss (gain)	20	(4)	31	16
Benefits paid	(52)	(57)	(21)	(13)
Plan amendments	1	–	–	16
Business combinations, divestitures, curtailments, settlements and special termination benefits	–	5	–	–
Change in actuarial assumption	77	–	–	–
Adjustment for Codification	–	(24)	–	–

Benefit obligation at end of year	$986	$855	$261	$223

Change in plan assets:
Fair value of plan assets at beginning of year	$928	$1,072	$17	$19
Actual return on plan assets	(42)	(107)	–	1
Employer contribution	12	11	14	10
Benefits paid	(52)	(57)	(21)	(13)
Contributions by plan participants	–	–	6	–
Business combinations, divestitures and settlements	–	9	–	–

Fair value of plan assets at end of year	$846	$928	$16	$17

Funded status:
Unrecognized net loss	$(434)	$(215)	$(44)	$(12)
Remaining net obligation at initial date of application	(9)	(9)	(53)	(58)
Effect of fourth quarter activity	(1)	–	(4)	(2)
Prepaid assets (accrued liabilities)	304	297	(144)	(134)

Funded status of the plan	$(140)	$73	$(245)	$(206)

Benefit obligation for non-vested employees	$20	$26	$32	$27

Notes To Statutory Financial Statements, Continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
	(In Millions)
Components of net periodic benefit cost:
Service cost	$25	$23	$6	$5
Interest cost	60	60	16	14
Expected return on plan assets	(82)	(111)	(1)	(1)
Amortization of unrecognized transition obligation	–	1	5	4
Amount of recognized gains and losses	1	–	–	–

Total net periodic benefit cost	$4	$(27)	$26	$22

Amounts recognized in the Statutory Statements of Financial Position:
Prepaid pension plan asset	$431	$421	$–	$–
Accrued benefit liability	(154)	(124)	(144)	(134)
Intangible assets	9	–	–	–
Policyholders’ contingency reserves	18	–	–	–

Gross amount recognized	304	297	$(144)	$(134)

Less assets non-admitted	176	41

Net amount recognized	$128	$256

The assumptions at September 30, 2002 and 2001 used by the Company to calculate the benefit obligations as of that date and to determine the benefit costs in the subsequent year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
Discount rate	6.75%	7.50%	6.75%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	8.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost
Rates in the first year	–	–	10.00%	9.00%
Declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2002 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2002 accumulated post retirement benefit liability and benefit expense by $15 million and $1 million, respectively.

The net expense charged to operations for all employee benefit plans was $87 million, $55 million and $16 million for the years ended December 31, 2002, 2001 and 2000, respectively.

11.	REINSURANCE

The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Notes To Statutory Financial Statements, Continued

Premium ceded was $277 million, $220 million and $160 million and reinsurance recoveries were $156 million, $135 million and $94 million for the periods ended December 31, 2002, 2001 and 2000, respectively. Amounts recoverable from reinsurers were $50 million and $49 million as of December 31, 2002 and 2001, respectively. At December 31, 2002, seven reinsurers accounted for 85% of the outstanding reinsurance recoverable from reinsurers.

12.	FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves at December 31 are as follow (in millions):

	2002	2001
Total deferred tax assets	$2,044	$1,596
Total deferred tax liabilities	(1,043)	(622)

Net deferred tax asset	1,001	974
Deferred tax assets non-admitted	(479)	(471)

Net admitted deferred tax asset	$522	$503

Increase in non-admitted asset	$(8)	$–

The provision for incurred taxes on earnings for the years ended December 31 are (in millions):

	2002	2001
Federal income tax on operations	$(144)	$116
Foreign income tax	6	6

	(138)	122
Federal income tax (benefit) on net capital gains	(9)	22

Federal and foreign income taxes incurred	$(147)	$144

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2002 and 2001 are (in millions):

	2002	2001
Deferred tax assets:
Reserve items	$387	$362
Policy acquisition costs	374	353
Investment items	282	34
Unrealized investment losses	270	139
Policyholder dividend related items	340	382
Other	391	326

Total deferred tax assets	2,044	1,596
Non-admitted deferred tax assets	(479)	(471)

Admitted deferred tax assets	1,565	1,125

Deferred tax liabilities:
Investment items	656	344
Pension items	149	113
Other	238	165

Total deferred tax liabilities	1,043	622

Net admitted deferred tax assets	$522	$503

Notes To Statutory Financial Statements, Continued

The change in net deferred income taxes is comprised of the following (in millions):

2002
Change in deferred tax assets	$448
Change in deferred tax liabilities	(421)

Net change in deferred tax asset	27
Tax effect of policyholders’ contingency reserve changes	(309)

Change in net deferred income tax	$(282)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows (in millions):

	2002	2001
Provision computed at statutory rate	$421	$340
Investment items	(39)	(59)
Tax credits	(36)	(32)
Policyholder dividends	(174)	(17)
Other	(37)	2

Total	$135	$234

Federal and foreign income taxes incurred	$(147)	$144
Change in net deferred income taxes	282	90

Total statutory income taxes	$135	$234

In 2002, 2001 and 2000, the Company paid federal income taxes in the amounts of $195 million, $210 million and $224 million, respectively. As of December 31, 2002, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $75 million in 2002, $153 million in 2001, and $226 million in 2000.

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. As a result of this Act, for the period ended December 31, 2002, the Company’s tax liability established prior to December 31, 2001 has been reduced by $82 million.

The Company plans to file its 2002 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through the year 1997 and will begin examining the years 1998 through 2000 in early 2003. Management believes adjustments that may result from such examinations will not materially affect the Company’s financial position.

13.	BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2002 and 2001 and for the three years ended December 31, 2002.

Notes To Statutory Financial Statements, Continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Total rental expense on operating leases was $34 million in 2002, $33 million in 2001 and $30 million in 2000.

Future minimum lease commitments are as follows (in millions):

2003	$ 32
2004	29
2005	24
2006	19
2007	16
Thereafter	13

Total	$133

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

e.	Funding commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2002 and 2001, the Company had approximately $450 million and $550 million of outstanding funding commitments, respectively, and a $500 million support agreement related to credit facilities.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2002, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $1,015 million, $381 million and $301 million, respectively.

14.	WITHDRAWAL CHARACTERISTICS

a.	General account annuity and deposit funds

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2002 are illustrated below (in millions):

	Amount	% of Total
Subject to discretionary withdrawal – with market value adjustment	$21,682	71%
Subject to discretionary withdrawal – without market value adjustment	2,141	7%
Not subject to discretionary withdrawal	6,570	22%

Total	$30,393	100%

Notes To Statutory Financial Statements, Continued

b.	Separate accounts

Information regarding the withdrawal characteristics of the separate account liabilities of the Company at December 31, 2002 is as follows (in millions):

Subject to discretionary withdrawal:
At market value	$15,956
With market value adjustment	8
Without market value adjustment	185
Not subject to discretionary withdrawal	2

Total by withdrawal characteristics	16,151
Non-policy liabilities	266

Total separate account liabilities	$16,417

15.	SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2002, is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding Company

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding Company

CM Property Management, Inc.

HYP Management, Inc.

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding, LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment, Inc.

MML Investor Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.0%

Cornerstone Real Estate Advisers, Inc.

DLB Acquisition Corporation – 98.2%

Oppenheimer Acquisition Corporation – 96.03%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT No. 5

This Registration Statement is comprised of the following documents:

The Facing Sheet.

Cross-Reference to items required by Form N-8B-2.

The Prospectus consisting of 95 pages.

The Undertaking to File Reports.

The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:

1. Deloitte & Touche LLP, independent auditors;
2. Counsel opining as to the legality of securities being registered;
3. Not Applicable.

The following Exhibits:

99.A. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

1. a. Resolution of Board of Directors of MassMutual establishing the Separate Account./1/

b. Resolution of the Board of Directors establishing the SVUL segment of the Separate Account./2/

2. Not Applicable.

3. Form of Distribution Agreements:

a. Form of Distribution Servicing Agreement between MML Distributors, LLC and MassMutual./3/

b. Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual./3/

4. Not Applicable.

5. Form of Survivorship Flexible Premium Adjustable Variable Life Policy./2/

6. a. Certificate of Incorporation of MassMutual/1/

b. By-Laws of MassMutual./1/

7. Not Applicable.

8. Form of Participation Agreement.

a. Oppenheimer Variable Account Fund/1/

b. Fidelity® Variable Insurance Products Fund II/4/

c. T. Rowe Price Equity Series, Inc./5/

d. American Century Variable Portfolios, Inc./4/

e. BT Insurance Funds/12/

f. Goldman Sachs Variable Insurance Trust/5/
g. Templeton Variable Product Series Fund/12/
h. INVESCO Variable Investment Funds, Inc./13/
i. Panorama Series Fund, Inc./7/
j. American Funds Insurance Series®/11/
k. Janus Aspen Series/12/
l. Massachusetts Financial Services (MFS)/12/

9. Not Applicable.

10. Form of Application for a Survivorship Flexible Premium Adjustable Variable Life insurance policy./6/

11. SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy./11/

99.B. Opinion and Consent of Counsel as to the legality of the securities being registered.

99.C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

99.D. Not Applicable.

99.E. Consent of Deloitte & Touche LLP.

99.F. Not Applicable.

99.G. a. Powers of Attorney/7/
b. Power of Attorney—Roger G. Ackerman/8/
c. Powers of Attorney—Robert J. O’Connell /9/
d. Power of Attorney—Howard Gunton/10/
e. Power of Attorney—Marc Racicot/14/
f. Power of Attorney—James H. DeGraffenreidt, Jr./15/
g. Power of Attorney—Brent Nelson/11/
h. Power of Attorney—Gregory M. Williams/11/

27 Not Applicable

/1/	Incorporated by reference to Initial Registration Statement of the Separate Account filed with the Commission as an exhibit on February 28, 1997. (Registration No. 333-22557)
/2/	Incorporated by reference to this Initial Registration Statement as an exhibit filed with the Commission on December 5, 1997.
/3/	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 as an exhibit filed with the Commission on May 1, 1997.
/4/	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41667 filed with the Commission as an exhibit on May 12, 1998.
/5/	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
/6/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed with the Commission as an exhibit on March 18, 1998.
/7/	Incorporated by reference to Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
/8/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on June 4, 1998.
/9/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 filed with the Commission as an exhibit on August 1, 2000.
/10/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.
/11/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 as an exhibit filed with the Commission on or about March 27, 2003.
/12/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission on September 20, 1999.
/13/	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed with the Commission as an exhibit in April, 2000.
/14/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 on Form N-4 filed with the Commission as an exhibit.
/15/	Incorporated by reference to Post-effective Amendment No. 4 to Registration Statement No. 333-88503 filed on Form N-6 with the Commission as an exhibit on January 21, 2003.
*	filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to Registration Statement No. 333-41657 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-41657 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2003.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Robert J. O’Connell*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe	on April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to Registration Statement No. 333-41657 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O’Connell * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2003

/s/ Howard Gunton* Howard Gunton	Executive Vice President, Chief Financial Officer, (Principal Financial Officer)	April 24, 2003

/s/ Brent Nelson** Brent Nelson	Sr. Vice President and Controller (Principal Accounting Officer)	April 24, 2003

/s/ Roger G. Ackerman* Roger G. Ackerman	Director	April 24, 2003

/s/ James R. Birle* James R. Birle	Director	April 24, 2003

/s/ Gene Chao* Gene Chao, Ph.D.	Director	April 24, 2003

/s/ James H. DeGraffenreidt, Jr.* James H. DeGraffenreidt, Jr.	Director	April 24, 2003

/s/ Patricia Diaz Dennis* Patricia Diaz Dennis	Director	April 24, 2003

/s/ James L. Dunlap* James L. Dunlap	Director	April 24, 2003

/s/ William B. Ellis* William B. Ellis, Ph.D.	Director	April 24, 2003

/s/ Robert Essner Robert Essner	Director

/s/ Robert M. Furek* Robert M. Furek	Director	April 24, 2003

/s/ Charles K. Gifford* Charles K. Gifford	Director	April 24, 2003

/s/ William N. Griggs* William N. Griggs	Director	April 24, 2003

/s/ William B. Marx, Jr.* William B. Marx, Jr.	Director	April 24, 2003

/s/ John F. Maypole* John F. Maypole	Director	April 24, 2003

/s/ Marc Racicot * Marc Racicot	Director	April 24, 2003

/s/ Richard M. Howe *Richard M. Howe	on April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

/s/ James M. Rodolakis **James M. Rodolakis	on April 24, 2003, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.

EXHIBIT LIST

99.B.	Form of Opinion and Consent of Counsel as to the legality of the securities being registered.

99.E.	Independent Auditors’ Consent, Deloitte & Touche LLP.